United States

                                        Securities And Exchange Commission

                                               Washington, DC 20549

                                                     Form 8-K

                                                  Current Report

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 29, 2005


                                       MFB Corp.


                    (Exact Name of Registrant as Specified in Its Charter)
Indiana                          0-23374                   35-1907258


(State of Incorporation)(Commission File Number)(IRS Employer Identification No)
4100 Edison Lakes Parkway, Suite 300, P.O. Box 528, Mishawaka, IN       46546


(Address of Principal Executive Offices)                              (Zip Code)
                                         (574) 277-4200


                     (Registrant's Telephone Number, Including Area Code)



              (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01.  Entry Into a Material Definitive Agreement and
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Introduction

         On July 29, 2005, MFB Corp. ("MFB") entered into several agreements providing for the private placement of $5,000,000 in Fixed/Floating Rate Capital Securities (the "Capital Securities"). The Capital Securities were issued by MFB's newly formed Delaware trust subsidiary, MFBC Statutory Trust I (the "Trust"), to First Tennessee
Bank National Association. (the "Purchaser"). MFB bought $155,000 in Fixed/Floating Rate Common Securities (the "Common Securities") from the Trust. The proceeds of the Sale of Capital Securities and Common Securities were used by the Trust to purchase $5,155,000 in principal amount of Fixed/Floating Rate Subordinated Debt Securities (the "Debentures") from MFB pursuant to an Indenture (the "Indenture") between MFB and Wilmington Trust Company as trustee (the "Trustee").

         The Common Securities will mature in 30 years, will require quarterly distributions and will bear a fixed rate of interest of 6.22% per annum for the first five years, resetting quarterly thereafter at the prevailing three-month LIBOR rate plus 1.7% per annum. Interest on the Capital Securities and Common Securities is payable quarterly in arrears each September 15, December 15, March 15, and June 15, commencing September 15, 2010. MFB may redeem the Capital Securities and the Common Securities, in whole or in part, without penalty, on or after September 15, 2010, or earlier upon the occurrence of certain events described below under "The Indenture" with the payment of a premium upon redemption.

         MFB expects to use the net proceeds from the offering to increase the capital base of its bank subsidiary, MFB Financial, and for general corporate purposes.

         The principal agreements MFB entered into in connection with this transaction are briefly described below.

Placement Agreement

         MFB and the Trust entered into a Placement Agreement (the "Placement Agreement:) with FTN Financial
Capital Markets and Keefe,  Bruyette & Woods,  Inc. (the "Placement  Agents"),
 which provided the Placement Agents
with the exclusive right to sell the Capital Securities to the Purchaser for $5,000,000. No commission or placement fee was paid by MFB or the Trust to the Placement Agents for their services under the Placement
Agreement.

         The Placement Agreement contains certain customary representations and warranties of MFB and the Trust
which  survive  the  initial  sale  of  the  Capital   Securities.   The
Placement Agreement also provides for indemnification of the Placement Agents and the Purchaser against specified losses, claims, damages and liabilities related to the transaction.



Amended and Restated Declaration of Trust

         The Amended and Restated Declaration of Trust (the "Declaration of Trust") describes the rights and obligations of MFB, as the holder of all of the Common Securities and the rights and obligations of the holders of the Capital Securities. The Declaration of Trust provides for distributions to be paid on the Capital
Securities and the Common Securities, based on the liquidation amount of the outstanding Capital and Common Securities, at the same rates and times as interest is payable on the Debentures. As a result, distributions will only be paid with respect to the Capital Securities if MFB makes the corresponding interest payment with respect to the Debentures. Maturity, redemption, and acceleration features for the Capital Securities and the Common
Securities are the same as those of the Debentures.

         Under the Indenture (described below), MFB has the option, as long as it is not in default under the Indenture, at any time, to defer the payment of interest on the Debentures for up to twenty consecutive quarterly interest payment periods. If payments are deferred on the Debentures, the distributions required to be made with respect to the Capital Securities will also be deferred. During any such deferral period, or while an event of default exists under the Indenture, MFB will be subject to various restrictions which are described below with respect to the Indenture.

         Payment of distributions with respect to the Common Securities is subordinated to the payment of such amounts on the Capital Securities.

Indenture

        The Indenture describes the rights and obligations of the Trust and the Trustee, as the holder of all of the Debentures, and certain rights and obligations of the holders of the Capital Securities. The Debentures bear interest at the same rate and on the same dates as interest is payable on the Capital Securities and the Common Securities.

         Under the Indenture, MFB has the option, as long as it is not in default under the Indenture, at any time and from time to time, to defer the payment of interest on the Debentures for up to twenty consecutive quarterly interest payment periods. During any such deferral period, or while an event of default exists under the Indenture, MFB may not declare or pay dividends or distributions on, redeem, purchase, or make a liquidation payment with respect to, any of its capital stock, or make payments of principal, interest or premium on, or repay or repurchase, any other debt securities that rank equal or junior to the Debentures, subject to certain limited exceptions.

         The Debentures mature 30 years after their date of issuance, and can be redeemed in whole or in part by MFB, without penalty, at any time after September 15, 2010. MFB may also redeem the Debentures upon the occurrence of a "capital treatment event," an "investment company event" or a "tax event" as defined in the Indenture, but if such redemption occurs prior to September 15, 2010, a premium will be payable to Debenture holders upon the redemption. The payment of principal and interest on the Debentures is subordinate and subject to the right of payment of all "Senior Indebtedness" of MFB as described in the Indenture.



Guarantee Agreement

         MFB, as Guarantor, entered into a Guarantee Agreement with Wilmington Trust Company, as Guarantee Trustee, for the benefit of the holders of the Capital Securities. Pursuant to the Guarantee Agreement, MFB unconditionally agreed to pay to the holders of the Capital Securities all amounts becoming due and payable with respect to the Capital Securities, to the extent that the Trust has funds available for such payment at the time. MFB's guarantee obligation under the Guarantee Agreement is a general unsecured obligation of MFB and is subordinate and junior in right of payment to all of MFB's Senior Indebtedness.

         The Guarantee Agreement also requires MFB to indemnify and hold harmless the Guarantee Trustee from losses, damages, and other liabilities in connection with its service as Guarantee Trustee. In the event MFB elects to defer payments with respect to the Debentures, or while an event of default exists under the Guarantee Agreement, MFB will be subject to the same restrictions which arise in similar situations under the Declaration of Trust.

Press Release

         On July 29, 2005, MFB issued a press release regarding the issuance of the Capital Securities, the Common Securities, and the Debentures. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 2.02 Results of Operations and Financial Condition.
        MFB Corp., an Indiana coproration ("Registrant"), issued a press release which was publicly disseminated on July 29, 2005 announcing third quarter earnings and quarterly dividend declaration. A copy of the press release is furnished herewith as Exhibit 99.2. Pursuant to General Instruction B.6 of
Form 8-k, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.

Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

                   Exhibit No.                                        Description
                       1.1                Placement  Agreement,  dated July 29, 2005, among MFB Corp.,  Keefe,
                                          Bruyette & Woods, Inc. and FTN Financial Capital Markets.
                       4.1                Indenture,  dated  as of  July  29,  2005,  between  MFB  Corp.  and
                                          Wilmington Trust Company as Trustee.
                       4.2                Amended and Restated  Declaration of Trust of MFBC  Statutory  Trust
                                          I, dated as of July 29, 2005.
                       10.1               Guarantee Agreement of MFB Corp., dated as of July 29, 2005.
                       99.1               Press Release issued July 29, 2005.
                       99.2               Press Release issued July 29, 2005.



                                                    Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  July 29, 2005                             MFB Corp.

                                              By:/s/ Terry L Clark
                                                  Terry L. Clark, Vice President
                                                        and Controller



                                                   Exhibit Index

              Exhibit No.                                   Description                                    Location
                  1.1          Placement  Agreement,  dated July 29, 2005,  among MFB Corp.,  Keefe,       Attached
                               Bruyette & Woods, Inc. and FTN Financial Capital Markets.
                  4.1          Indenture,  dated  as  of  July  29,  2005,  between  MFB  Corp.  and       Attached
                               Wilmington Trust Company, as Trustee.
                  4.2          Amended and Restated  Declaration of Trust of MFBC Statutory Trust I,       Attached
                               dated as of July 29, 2005.
                 10.1          Guarantee Agreement of MFB Corp., dated as of July 29, 2005.                Attached
                 99.1          Press Release issued July 29, 2005.                                         Attached
                 99.2          Press Release issued July 29, 2005                                          Attached
